Irwin Home Equity Loan Backed Notes
Series 1999-2
Remittance Date:     11/15/1999

Series: 1999-2










                                             Noteholder Distribution Summary

Class                          Beginning      Interest         Principal        Aggregate
 of             Note             Note       Distribution      Distribution     Distribution      Ending Note
Notes           Rate            Balance        Amount           Amount           Amount            Balance

    A-1       5.50625%   $ 46,896,050.97    $ 222,357.30  $ 1,880,903.53   $ 2,103,260.83    $ 45,015,147.44
    A-2       6.83000%     85,100.000.00      484,360.83            0.00       484,360.83      85,100,000.00
    A-3       5.58625%     15,353,822.16       73,857.75    1,054,678.21     1,128,535.96      14,299,143.95
    A-4       6.89000%     22,200,000.00      127,465.00            0.00       127,465.00      22,200,000.00
 Certificates   NA          4,204,679.76            0.00            0.00             0.00       4,945,500.41
Totals                  $ 173,754,552.89    $ 908,040.88  $ 2,935,581.74   $ 3,843,622.62   $ 171,559,791.80
LIBOR                                           5.40625%
Actual Number of Interest Accrual Days:               31

                            Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

            Original            Principal         Interest        Aggregate           Ending
Class        Note              Distribution     Distribution      Distribution          Note
of Note     Balance             Amount            Amount           Amount              Factor

A-1       $ 53,500,000.00   $ 35.1570754      $  4.1562112      $ 39.3132866     $    841.4046250
A-2         85,100,000.00      0.0000000         5.6916667         5.6916667        1,000.0000000
A-3         17,400,000.00     60.6136901         4.2446982        64.8583883          821.7898823
A-4         22,200,000.00      0.0000000         5.7416667         5.7416667        1,000.0000000
Total     $178,200,000.00


                                             GROUP I         GROUP II          TOTAL
COLLECTIONS SUMMARY
Principal Collections                   $ 1,225,806.61    $ 880,683.91    $ 2,106,490.52
  High LTV Mortgage Loans                   668,820.20      277,841.34        966,661.54
  Home Equity Mortgage Loans                529,908.09      144,515.03        674,423.12
  30 Year Maturity Mortgage Loans             7,078.32      458,327.54        465,405.86
Interest Collections                      1,462,514.43      406,474.46      1,868,988.89
  High LTV Mortgage Loans                 1,057,590.61      293,144.49      1,350,735.10
  Home Equity Mortgage Loans                332,179.99       89,931.85        422,111.84
  30 Year Maturity Mortgage Loans            72,743.83       23,398.12         96,141.95
Collections                               2,688,321.04    1,287,158.37      3,975,479.41
  High LTV Mortgage Loans                 1,746,410.81      570,985.83      2,317,396.64
  Home Equity Mortgage Loans                862,088.08      234,446.88      1,096,534.96
  30 Year Maturity Mortgage Loans            79,822.15      481,725.66        561,547.81
Prepayment Penalties Collected                    0.00            0.00              0.00
Purchase/Repurchase Price of any
  Mortgage Loans Purchased                        0.00            0.00              0.00
Liquidation Proceeds                              0.00            0.00              0.00
Insurance Proceeds                                0.00            0.00              0.00
Substitution Adjustment Amounts                   0.00            0.00              0.00
Prepayment Interest Shortfall                 4,921.95        1,755.31          6,677.26
Periodic Advance                             72,870.62       16,194.94         89,065.56
  less Servicing Fees                        84,973.03       24,118.38        109,091.42
  less Periodic Advance Repayment            65,548.97       17,033.45         82,582.42
Amount to be Transferred to the
 Trustee Collection Amount                2,615,591.60    1,263,956.79      3,879,548.39


FEE SUMMARY
Premium for the Policy                       27,499.18        7,823.71         35,322.89
Indenture Trustee Fee                           470.76          132.12            602.88

Excess Spread                               566,826.35      173,994.30        740,820.65

OVERCOLLATERALIZATION SUMMARY
Overcollateralization Target Amount       9,800,000.00    2,800,000.00     12,600,000.00
Beginning Overcollateralization Amount    3,299,451.79      905,227.97      4,204,679.76
Beginning Overcollat. Deficiency Amount   6,500,548.21    1,894,772.03      8,395,320.24
Additional Principal Distribution Amount    566,826.35      173,994.30        740,820.65
Ending Overcollateralization Amount       3,866,278.14    1,079,222.27      4,945,500.41
Ending Overcollat. Deficiency Amount      5,933,721.86    1,720,777.73      7,654,499.59

PRINCIPAL DISTRIBUTION AMOUNT SUMMARY
Principal Distribution Amount             1,880,903.53    1,054,678.21      2,935,581.74
  Base Principal Distribution Amount      1,314,077.18      880,683.91      2,194,761.09
  Additional Principal Distribution Amt     566,826.35      173,994.30        740,820.65


CERTIFICATE DISTRIBUTIONS SUMMARY
Note Interest                               706,718.13      201,322.75        908,040.88
Note Principal                            1,880,903.53    1,054,678.21      2,935,581.74

Class R Prepayment Penalty Amount                 0.00            0.00              0.00
Class R Excess Interest Amount                    0.00            0.00              0.00
Class R Distribution Amount                       0.00            0.00              0.00

Liquidation Loan Losses                      88,270.57            0.00         88,270.57
  High LTV Mortgage Loans                    88,270.57            0.00         88,270.57
  Home Equity Mortgage Loans                      0.00            0.00              0.00
  30 Year Maturity Mortgage Loans                 0.00            0.00              0.00


Servicing Default Occured?                                            No
Policy Draw Amount                                0.00            0.00              0.00

                                             GROUP I          GROUP II          TOTAL
POOL BALANCE SUMMARY
Beginning Pool Balance                  135,294,968.06     38,459,032.42    173,754,000.48
  High LTV Mortgage Loans                90,750,038.12     25,572,372.02    116,322,410.14
  Home Equity Mortgage Loans             33,373,464.67      9,543,344.72     42,916,809.39
  30 Year Maturity Mortgage Loans        11,171,465.27      3,343,315.68     14,514,780.95

Ending Pool Balance                     133,980,890.88     37,578,348.51    171,559,239.39
  High LTV Mortgage Loans                89,972,947.35     25,294,530.68    115,267,478.03
  Home Equity Mortgage Loans             32,843,556.58      9,398,829.69     42,242,386.27
  30 Year Maturity Mortgage Loans        11,164,386.95      2,884,988.14     14,049,375.09

Beginning # of Mortgage Loans                    3,805               816             4,621
  High LTV Mortgage Loans                        2,734               638             3,372
  Home Equity Mortgage Loans                       986               167             1,153
  30 Year Maturity Mortgage Loans                   85                11                96

Ending # of Mortgage Loans                       3,773               809             4,582
  High LTV Mortgage Loans                        2,717               633             3,350
  Home Equity Mortgage Loans                       971               166             1,137
  30 Year Maturity Mortgage Loans                   85                10                95

Weighted Average Mortgage Interest Rate        12.802%           12.497%           12.735%


PREFUNDING ACCOUNT SUMMARY

Beginning Account Balance                         0.00              0.00              0.00
Reinvestment Earnings                             0.00              0.00              0.00
Less:
 Subsequent Mortage Loans Purchased               0.00              0.00              0.00
 Transfers to the Trustee Collect.Acct            0.00              0.00              0.00
 Transfers to the Capitalized Int. Acct           0.00              0.00              0.00
Ending Account Balance                            0.00              0.00              0.00


Next Payment Date a Subsequent Transfer Date?    No
Associated Expected Subsequent Trans Bal.         0.00              0.00              0.00


CAPITALIZED INTEREST ACCOUNT SUMMARY
Beginning Account Balance                                                             0.00
Reinvestment Earnings                                                                 0.00
Transfers from Prefunding Account                                                     0.00
Less Transfers to Transferor                                                          0.00
Less Capitalized Interest Requirements                                                0.00
Ending Account Balance                                                                0.00



DELINQUENCY SUMMARY
                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO         Foreclosures
Delinquencies Based on Number of Loans
 Group I
  High LTV Mortgage Loans                           31                 6                 6             0             19
  Home Equity Mortgage Loans                         9                 2                 2             0              8
  30 Year Maturity Mortgage Loans                    4                 1                 0             0              1
 Total Group I                                      44                 9                 8             0             28

 Group II
  High LTV Mortgage Loans                            8                 0                 0             0              2
  Home Equity Mortgage Loans                         2                 0                 0             0              0
  30 Year Maturity Mortgage Loans                    0                 1                 0             0              0
 Total Group II                                     10                 1                 0             0              2

Total Group I and Group II
  High LTV Mortgage Loans                           39                 6                 6             0             21
  Home Equity Mortgage Loans                        11                 2                 2             0              8
  30 Year Maturity Mortgage Loans                    4                 2                 0             0              1
Grand Total                                         54                10                 8             0             30


                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO   Foreclosures

Delinquencies Based on Principal Balance:
 Group I
  High LTV Mortgage Loans                   776,435.16        210,581.51        188,395.84          0.00     617,959.32
  Home Equity Mortgage Loans                169,989.06         98,075.23         85,594.65          0.00     215,046.27
  30 Year Maturity Mortgage Loans           492,892.02        119,446.06              0.00          0.00     179,271.38
 Total Group I                            1,439,316.24        428,102.80        273,990.49          0.00   1,012,276.97

 Group II
  High LTV Mortgage Loans                   197,019.20              0.00              0.00          0.00      64,246.29
  Home Equity Mortgage Loans                227,000.00              0.00              0.00          0.00           0.00
  30 Year Maturity Mortgage Loans                 0.00        330,271.32              0.00          0.00           0.00
 Total Group II                             424,019.20        330,271.32              0.00          0.00      64,246.29

Total Group I and Group II
  High LTV Mortgage Loans                   973,454.36        210,581.51        188,395.84          0.00     682,205.61
  Home Equity Mortgage Loans                396,989.06         98,075.23         85,594.65          0.00     215,046.27
  30 Year Maturity Mortgage Loans           492,892.02        449,717.38              0.00          0.00     179,271.38
Grand Total                               1,863,335.44        758,374.12        273,990.49          0.00   1,076,523.26